Investor Presentation March 23, 2022

IMPORTANT INFORMATION Cautionary Statement Regarding Forward-Looking Statements This presentation (this “Presentation”) contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of MarketWise, Inc. (the “Company,” “we,” “us,” or “our”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward- looking statements in this Presentation, including, but not limited to: our ability to attract new subscribers and to persuade existing subscribers to renew their subscription agreements with us and to purchase additional products and services from us; our ability to adequately market our products and services, and to develop additional products and product offerings; our ability to manage our growth effectively, including through acquisitions; failure to maintain and protect our reputation for trustworthiness and independence; our ability to attract, develop, and retain capable management, editors, and other key personnel; our ability to grow market share in our existing markets or any new markets we may enter; adverse or weakened conditions in the financial sector, global financial markets, and global economy; our ability to respond to and adapt to changes in technology and consumer behavior; failure to successfully identify and integrate acquisitions, or dispose of assets and businesses; our public securities’ potential liquidity and trading; the impact of the regulatory environment and complexities with compliance related to such environment; the impact of the COVID-19 pandemic; our future capital needs; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; our ability to maintain and protect our intellectual property; and other factors beyond our control. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents filed by us from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Presentation may not occur and actual results could differ materially and adversely from those anticipated. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations. Non-GAAP Financial Measures This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted CFFO, Adjusted Free Cash Flow, Adjusted CFFO Conversion, and Adjusted Free Cash Flow Margin and certain ratios and other metrics derived therefrom. The Company defines Adjusted CFFO as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation, plus or minus any non-recurring items. The Company defines Adjusted Free Cash Flow as Adjusted CFFO minus capital expenditures. The Company defines Adjusted CFFO Conversion as Adjusted Free Cash Flow divided by Adjusted CFFO. The Company defines Adjusted Free Cash Flow Margin as Adjusted Free Cash Flow divided by Billings (i.e., amounts invoiced to customers). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company uses these non-GAAP measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. The Company believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. This non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For a reconciliation of these non-GAAP figures to the nearest measure determined under GAAP, please see the appendix to this Presentation. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. 2

3 MANAGEMENT MARCO GALSIM CIO DALE LYNCH CFO MARK ARNOLD CEO & Chairman MarketWise GARY ANDERSON General Counsel CYNTHIA CHERRY Sr. Director of Human Resources MARCO FERRI Director of Business Development

OUR VISION

TO BECOME THE DE-FACTO FINANCIAL WELLNESS SOLUTIONS PLATFORM FOR SELF-DIRECTED INVESTORS

Grow / Optimize Marketing & Customer Acquisition

Build/Buy Addt'l Content, Products & Brands

Invest in & Deepen Community Network

Invest in Brand Marketing

Invest in Technology, Data & Analytics

Expand Internationally

Establish Partnerships & M&A

1. EXPAND REACH AND DISCOVERABILITY

- Leverage existing financial education loop
- Expand and grow reach via additional channels including videos and live streaming
- Expand marketing channels

2. BUILD DEEP NETWORK EFFECTS

- Provide MarketWise subscribers with a greater ability to cultivate deeper social connections and connect with fellow members
- Generate multi-sided platform with flywheel effects

3. ADD ENGINEERING & ML EXCELLENCE

- Focus areas include machine learning, performance marketing, and SaaS product development
- Deepen breadth and depth of targeted offerings

4. CONSOLIDATE A FRAGMENTED MARKET

- Opportunities to accelerate and expand product offering, customer base, international
- Drive accretive M&A using cash and public currency

4

5 Founded with a mission to level the playing field for self-directed investors Today we are a Leading Multi-Brand Subscription Services Platform serving millions of self-directed investors A diverse portfolio of operating brands serving as a trusted source for financial research, education and actionable ideas

MARKETWISE AT A GLANCE

DRAMATIC SCALING SINCE 2017

- Primary customer brands grew from 5 to 12[1]
- Products grew from <50 to >170[1]
- Editorial team has grown to 98[1]
- Employees grew from 275 to 798[1]
- Significantly expanded Free-to-Paid distribution channel
- Upgraded corporate infrastructure with deployment of new systems & applications, including analytics and machine learning

~15M
Digital Platform Members[2] at 12/31/21

~1M
Paid Digital Subscribers at 12/31/21

$742
Industry Leading ARPU as of Q4 '21[3]

$730M
TTM Q4 '21 Billings[4]
+33%
YoY Growth

27%
TTM Q4 '21 Adjusted Free Cash Flow Margin[5]

99.9%
TTM Q4 '21 Adjusted CFFO Conversion[6] (Low Capex)

1. As of December 31, 2021
2. Includes free and paid subscribers
3. ARPU (Average Revenue Per User) is calculated as trailing four quarter net Billings / average number of trailing four quarter paid subscribers
4. Billings represents amounts invoiced to customers
5. Adjusted FCF Margin = Adjusted FCF/ Billings. Adjusted FCF is calculated as Adjusted CFFO - Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation expense plus or minus any non-recurring items (see appendix for reconciliation to the nearest GAAP measure)
6. Adjusted CFFO Conversion = (Adjusted CFFO - Capital Expenditures) / Adjusted CFFO (see appendix for reconciliation to the nearest GAAP measure)

6

7 KEY DRIVERS OF OUR SUCCESS DATA / TECHNOLOGY • Real-time campaign feedback, AI and rapid scalability • Machine learning and advanced analytics drive increased upsell yield SCALABLE MODEL • Industry-leading ROI on new customer acquisition • Upsell to higher ARPU products with almost all of the upsell revenues falling to the bottom line CUSTOMER FOCUS • Customer centricity through every stage of a subscriber’s journey • Emphasis on developing long-term relationship with the subscriber • Consistent 90%+ net revenue retention POWERFUL CONTENT PLATFORM • Compelling content fosters relationships between readers and editors, creates customer loyalty and brand goodwill • Insightful and engaging content drives conversion users from free to paid subscribers • Focus on proven formula to launch & scale new products in a low-risk capital way

INVESTMENT HIGHLIGHTS

1	Significant and growing "attention economy" TAM	✓ $129B TAM with significant tailwinds, ripe for disruption
2	Scalable, digitally delivered IP	✓ Market leading tech platform with scalable, high-value content, data & analytics
3	Large, thriving community	✓ ~15M self-directed investors, growing at a 63% CAGR from Q4 2019 to Q4 2021
4	Diversified product suite	✓ 12 primary customer facing brands offering 170+ products
5	Best in class financial profile	✓ Financial profile: Scale, Growth, Recurring Revenue, High Adjusted FCF[1] (Low Capex)
6	Experienced leadership team	✓ Deep, long-tenured & proven team
7	Sustained growth outlook	✓ Multiple organic & inorganic avenues to potentially drive sustained profitable growth at scale

1. Adjusted FCF is calculated as Adjusted CFFO (Cash Flow From Operations) - Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation expense plus or minus any non-recurring items

8

9 1. Represents an estimated 33.3% of the 75M U.S. self-directed investors (Celent, Self Directed Retail Investor Market Study, March 2021) x MarketWise’s 3-year average ARPU (2019-2021) of $718. The remaining 66.7% is believed to be covered in the Asset Managers market sizes 2. Reflects addressable market of asset management customers becoming self-directed investors, based off of management fees for 2019 global active core and active specialties per BCG Global Asset Management Research Report, 2020 3. Celent, Self-Directed Retail Investor Market Study, March 2021; 75M represents Celent’s estimate for 2021 4. MKTW ARPU = (2019-2021 Billings)/(Avg. Annual Paid Subscribers 2019-2021) 5. Celent, Self-Directed Retail Investor Market Study, March 2021; Celent’s expects a 15% CAGR in US Self-Directed Investors between 2021-2023; conservatively used a lower percentage growth FINANCIAL WELLNESS SOLUTIONS HAVE A HUGE TAM “Narrowly Defined” TAM 75M 2021 US Self-directed Investors3 $718 2019 – 2021 Average MKTW ARPU4 $56B TAM (8-10% Expected CAGR ‘21-’23)5 “Strategic Vision” TAM

"...the markets are no longer reserved for institutional investors or HNWI. The goal of ***democratizing the financial markets*** is becoming a reality"

CELENT



PERSONAL INVESTING IS CHANGING IN FAVOR OF MARKETWISE

AGING POPULATION

- 17% of U.S. population is 65+[1]
- 10,000 Americans retiring every day, creating consistent demand velocity[2]

GROWING THE PIE

- 72% of millennials identify as self-directed investors[3] (~$22T of net worth)[3]
- Rise of self-directed 'Robinhood' investors provides huge future upside

VOLUME OF ACTIVITY

- Retail investors now represent ~20% of trading on any given day, up from ~10% in 2010[4]

COMPLEXITY

- Increasing number and complexity of investment instruments (e.g., ETFs, options, crypto, etc.)

PERFORMANCE

- Individual investors have a 3-year return performance lag versus the S&P 500[5]

EDUCATION

- Increased emphasis on financial literacy - knowledge & skill to effectively manage wealth

1. Statista
2. Deutsche Bank
3. Deloitte study
4. Wall Street research
5. realinvestmentadvice.com

10

PREMIUM SUBSCRIPTION CONTENT, SOFTWARE AND TOOLS ACTIONABLE IDEAS SOFTWARE & TOOLS 11

Detect new demand and investment trends in the financial marketplace through observation, research and analysis DETECT Identify a financial expert that has a personal passion for a specific area of growing customer interest and can provide unique insights ANALYZE Launch new products within weeks. Target offers based on customer behavior and use AI to track and improve results LAUNCH Grow content team in product area and cross-sell and upsell to build customer lifetime relationship SCALE PROVEN, AGILE PLATFORM FOR LAUNCHING NEW PRODUCTS QUICKLY WITH LOW RISK 12 125+ New Products in 4 Years Helped drive >$480M of Billings PRODUCTS OFFERED <50 90+ 130+ 160+ 175+

DIVERSE RESEARCH PORTFOLIO ACROSS DIFFERENT ASSET CLASSES

DIVERSE RESEARCH PRODUCTS (% OF BILLINGS - Q1 2019 - Q4 2021)



Other, 3%
Commodities, 2%
Value, 2%
Software, 7%
Growth , 23%
Income, 7%
Trading, 10%
Bundle, 20%
Cryptocurrency, 13%
Small Cap, 13%

	# OF SUBSCRIBERS[1]	CUMULATIVE LIFETIME SPEND[1]	SELECTED EXAMPLES
Free General market commentary, current events - Insightful and educational	13.7M		• Newswire • Investor Hour • The Weekly Pulse • The Daily Cut
Paid Mega Cap equities and basic investment strategies	598K[2]	<$600	• Fry's Investment Report - $249 • Empire Stock Investor - $199
High Value More advanced investing strategies - Value Investing, Microcaps, Real Estate, Options, Trading, Cryptocurrencies	245K[2]	$600-$5,000	• Empire Elite Growth - $5,000 • Palm Beach Ventures - $3,000
Ultra High Value Product bundles	129K[2]	>$5,000	• Alliance - $31,000 + $499 annually • Total Portfolio - $15,000 + $499 annually

1. As of December 31, 2021
2. Number of subscribers indicated correspond with the cumulative lifetime spend to the right (e.g., 598K of the 972K total paid subscribers have less than $600 of cumulative lifetime spend)

13

MARKETING CHANNEL MIX (2021) Direct to Paid Free to Paid 68% 32% vs. MULTI-CHANNEL MARKETING APPROACH 2021 EXTERNAL ORDERS GENERATED EXTERNAL MARKETING – CUSTOMER ACQUISITION SELECT DIRECT TO PAID DISPLAY CHANNELS CONVERSION STATS (2021) Order Form Click- through Rate1 12.0% 6.6% Order Form Conversion Rate2 1.Order form click-through rate for paid subscription campaigns is derived from total order form visits / total landing page visits 2.Order form conversion rate for paid subscription campaigns is derived from main & upsell orders / total order form visits 14

BEST-IN-CLASS BUSINESS MODEL TAILORED FOR HIGH VALUE SUBSCRIBERS

FREE SUBSCRIBERS	TOTAL PAID SUBSCRIBERS	TOTAL HIGH VALUE SUBSCRIBERS (Total spend >$600)	TOTAL ULTRA HIGH VALUE SUBSCRIBERS (Total spend >$5,000)
~13.7M[1]	~972K[1]	~374K[1]	~129K[1]

CUMULATIVE FREE-TO-PAID CONVERSION RATE: 5%[2]

CUMULATIVE HIGH-VALUE CONVERSION RATE: 39%[3]

CUMULATIVE ULTRA CONVERSION RATE: 35%[4]

1. Subscriber figures shown as of December 31, 2021
2. Represents cumulative free-to-paid conversion rate for the period January 1, 2019 to December 31, 2021. Calculated as (number of free subscribers who purchased a subscription during the period) / (average number of free subscribers during the period)
3. Represents cumulative high-value conversion rate as of December 31, 2021. Calculated as (number of paid subscribers who have purchased >$600 in aggregate over their lifetime as of December 31, 2021)/(number of paid subscribers as of December 31, 2021)
4. Represents cumulative ultra-value conversion rate as of December 31, 2021. Calculated as (number of paid subscribers who have purchased >$5,000 in aggregate over their lifetime as of December 31, 2021)/(number of high value subscribers as of December 31, 2021)

15

16 SUBSCRIBER DEMOGRAPHICS PAID SUBSCRIBERS BY GENERATION (AGE 25+)1 PAID SUBSCRIBERS BY NET ASSETS1 1.Source: Experian data as of December 31, 2021

YEAR FOCUS AREA BUILD OR BUY ORIGINAL BILLINGS ($ MILLIONS) 2021 BILLINGS ($ MILLIONS) 2010 Macro Build -- $171 2013 Risk Allocation Buy $1 $67 2014 Macro Buy $5 $149 2015 Commodities Buy $12 $24 2016 Trading Build -- $19 2017 Growth Buy $28 $93 2019 Growth / SPACs Build -- $28 2019 Software Build -- $6 2021 Software Buy $3 $27 Total $49 $584 % of Total 2021 Billings 80% WE HAVE A TRACK RECORD OF EFFICIENT AND HIGHLY ACCRETIVE CAPITAL ALLOCATION 17 1 1. Acquisition completed on January 21, 2021; Original Billings represents billings in 2020 O m n i a R e se a r c h

Financial Overview

FINANCIAL HIGHLIGHTS

$730M TTM Q4 '21 Billings	**33%** TTM Q4 '21 Billings growth	**$742** ARPU as of Q4 '21[1] **4x** LTV/CAC Ratio[2]
SCALE	TRACK RECORD OF GROWTH	INDUSTRY-LEADING UNIT ECONOMICS
99% Q1 2020-Q4 2021 Subscription Billings	**27%** TTM Q4 '21 Adjusted Free Cash Flow Margin[3]	**99.9%** TTM Q4 '21 Adjusted CFFO Conversion[4] (Low Capex)
RECURRING REVENUE BASE	STRONG MARGIN PROFILE	PREMIER CASH FLOW CONVERSION (HIGHLY CAPITAL EFFICIENT)

1. Average Revenue Per User ("ARPU") = trailing four quarter net billings / average number of trailing four quarter paid subscribers
2. Based on average lifetime customer contribution margin divided by customer acquisition costs. Customer acquisition costs include direct marketing spend, external revenue share expense, retention and renewal expenses, copywriting and marketing salaries, tele-sales salaries and commissions and customer service commissions
3. Adjusted FCF Margin = Adjusted FCF / Billings. Adjusted FCF is calculated as Adjusted CFFO - Capital Expenditures. Adjusted CFFO is calculated as net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation expense plus or minus any non-recurring items (see appendix for a reconciliation to the nearest GAAP measure)
4. Adjusted CFFO Conversion = (Adjusted CFFO - Capital Expenditures) / Adjusted CFFO (see appendix for a reconciliation to the nearest GAAP measure)

19

20 SUPERIOR UNIT ECONOMICS – 2021 Avg. Customer Lifetime Billings $2,600 High Variable Margin LTV/CAC1 Ratio 4x “….with an LTV/CAC ratio of 3 or higher, investing an incremental dollar in acquiring new customers has a greater expected return than retaining that dollar as profit…” 90 Days CPA2 Breakeven 7-10 Months CAC1 Breakeven 1.Customer Acquisition Cost includes direct marketing spend, external revenue share expense, retention and renewal expenses, copywriting and marketing salaries, tele-sales salaries and commissions and customer service commissions 2.CPA - Cost per acquisition includes direct marketing spend only

KEY PERFORMANCE INDICATORS 21 PAID SUBSCRIBERS (IN THOUSANDS) 1.Average Revenue Per User (“ARPU”) = trailing four quarter net Billings /average number of trailing four quarter paid subscribers ARPU1 ARPU has modestly decreased due to influx of new subscribers in recent periods

22 HIGHLY ATTRACTIVE LONG-TERM GROWTH AT SCALE 1.Billings represents amounts invoiced to customers 2.Adjusted CFFO = net cash provided by operating activities plus profits distributions to Class B unitholders included in stock-based compensation expense plus or minus any non-recurring items. Adjusted CFFO Margin = Adjusted CFFO/ Billings (see appendix for a reconciliation to the nearest GAAP measure) 3.Adjusted CFFO Conversion = (Adjusted CFFO - Capital Expenditures) / Adjusted CFFO (see appendix for a reconciliation to the nearest GAAP measure) 24% 27%Margin 22% BILLINGS ($ IN MILLIONS)1 ADJUSTED CFFO CONVERSION3 (LOW CAPEX)ADJUSTED CFFO ($ IN MILLIONS)2 REVENUE ($ IN MILLIONS) 10% 3%

MARKET OBSERVATIONS FIRST QUARTER 2022

- During 2022, markets have experienced a major reset driven by Russia's invasion of Ukraine, an increasingly aggressive Fed stance, and inflation spiking to 40-year highs
- The confluence of market-moving events has resulted in increased volatility to engagement proxies as indicated by the 7% decline in daily average trades at Schwab in February
- MarketWise's business has not been immune to these events as our engagement has been impacted as can be seen by the 15% decline in landing page visits in February
- We continue to experience volatility in engagement and per unit subscriber acquisition costs, driven by:
  - A mass travel dynamic and normalization period as we transition to a post-pandemic environment
  - Spiking inflation and sharp volatility/falling asset prices across the spectrum
- Due to the factors above, 2022 first quarter to date Billings and paid subscriber counts are trending lower as compared to 4Q21, both under pressure due to decreased engagement
- During times of high market volatility, such as the 2008 financial crisis, and today's markets, our investment teams develop investment ideas to help our customers navigate uncertain times, and these are expected to be rolled out over the coming months
- Additionally, we expect the post-pandemic trends experienced over the last 9 months to normalize during the second half of 2022

SEQUENTIAL CHANGE IN SCHWAB DAILY AVERAGE TRADES[2]



101%
38%
-10%
28%
45%
-28%
-8%
10%
19%
-7%
5%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Jan '22
Feb '22
Mar '22E

SEQUENTIAL CHANGE IN MKTW LANDING PAGE VISITS[1]



50%
67%
1%
-15%
72%
-30%
-34%
13%
14%
-15%
1%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Jan '22
Feb '22
Mar '22E

1. March '21E based on proration of results through March 14, 2022
2. Source: Schwab Investor Relations website - March '21E based on proration of results through March 8,2022 (updated Tuesday of each week)

Note: % change for January 2022 results are calculated as compared to period end December 2021

23

LONG-TERM FINANCIAL OBJECTIVES 24 KEY GROWTH DRIVERS KEY PROFITABILITY DRIVERS • Paid marketing spend • New products/markets • M&A • Paid marketing spend • Conversion/upsells • ROIs BALANCE LONG-TERM GROWTH WITH PROFITABILITY

Appendix

INSTITUTIONAL INFO SERVICES INSTITUTIONAL RESEARCH SPECIALTY FINANCIAL RESEARCH ONLINE BROKERS ONLINE NEWSLETTERS GENERAL FINANCIAL PUBLICATIONS ONLINE TOOLS SOCIAL MEDIA COMMUNITIES ACTIONABLE CONTENT DATA & INFO DIVERSIFIED PRODUCT OFFERING FULL RANGE OF PRICES 26 Sell Side Platforms Wall Street Research MARKETWISE PROVIDES DIVERSE, ACTIONABLE & AFFORDABLE CONTENT

NON-GAAP RECONCILIATION 271.Represents a discretionary, one-time, lifetime-award non-employee bonus payment of $10M to the Company’s founder, who is a Class B stockholder

GAAP INCOME STATEMENTS – Q4

($ in 000's)	Q4 2020	Q4 2021	% Variance
Total Revenue	**106,843**	**146,672**	**37%**
Operating Expenses			
Cost of Revenue	85,698	17,589	-79%
Sales and Marketing	67,770	65,665	-3%
General and Administrative	325,725	31,807	-90%
Depreciation and Amortization	641	600	-6%
Research and Development	1,298	1,645	27%
Related Party Expenses	56	101	80%
Total Operating Expenses	481,188	117,407	-76%
Income (Loss) from Operations	(374,345)	29,265	N/M
Other (Income) Expense, net	1,023	(6,016)	N/M
Interest (Income) Expense, net	12	127	958%
Net Income (Loss) Before Income Taxes	**(375,380)**	**35,154**	**N/M**
Income Tax Expense/(Benefit)	-	(727)	N/M
Net Income (Loss)	**(375,380)**	**35,881**	**N/M**

	Q4 2020	Q4 2021
Total Revenue	**100%**	**100%**
Operating Expenses		
Cost of Revenue	80%	12%
Sales and Marketing	63%	45%
General and Administrative	305%	22%
Depreciation and Amortization	1%	0%
Research and Development	1%	1%
Related Party Expenses	0%	0%
Total Operating Expenses	450%	80%
Income (Loss) from Operations	-350%	20%
Other (Income) Expense, net	1%	-4%
Interest (Income) Expense, net	0%	0%
Net Income (Loss) Before Income Taxes	**-351%**	**24%**
Income Tax Expense	-	**0%**
Net Income (Loss)	**-351%**	**24%**

($ in 000's)	Q4 2020	Q4 2021	% Variance
Stock Based Compensation Expense[1]			
Vested Class B Units & Change in Fair Value of Class B Liability Awards	347,938	-	N/M
Profits distribution to Class B Unitholders included in stock based compensation expense	33,087	-	N/M
Total Class B Stock Based Compensation Expense	**381,025**	**-**	**N/M**
2021 Incentive Award Plan stock based compensation expense	-	2,266	N/M
Total Stock Based Compensation Expense	**381,025**	**2,266**	**-99%**
Stock Based Compensation Line Item Summary[1]			
Cost of Revenue	70,793	492	-99%
Sales and Marketing	7,399	582	-92%
General and Administrative	302,833	1,192	-100%
Total Stock Based Compensation Expense	**381,025**	**2,266**	**-99%**

	Q4 2020	Q4 2021
Stock Based Compensation Line Item Summary[1]		
Cost of Revenue	66%	0%
Sales and Marketing	7%	0%
General and Administrative	283%	1%
Total Stock Based Compensation Expense	357%	2%

1. Stock-based compensation expense is primarily related to the Class B Units. Prior to the Transactions (as defined in our Annual Report on Form 10-K), the Class B Units were classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period, with the change in value being charged to stock-based compensation expense. Because the Class B Units were classified as liabilities on our consolidated balance sheet prior to the Transactions, all profits distributions made to the holders of the Class B Units were considered to be stock-based compensation expenses. Upon completion of the Transactions, all Class B Units fully vested as of the transaction date, and the original operating agreement was terminated and replaced by a new operating agreement consistent with the Company's Up-C structure. This new operating agreement does not contain the put and call options that existed under the previous operating agreement, and the Common Units are treated as common equity under the new operating agreement and do not generate stock-based compensation expense. Therefore, the Class B Units liability was reclassified to equity as of the transaction date and stock-based compensation expense associated with the Class B Units ceased after the transaction date.

28

GAAP INCOME STATEMENTS – FY

($ in 000's)	2020	2021	% Variance
Total Revenue	**364,179**	**549,183**	**51%**
Operating Expenses			
Cost of Revenue	154,605	239,251	55%
Sales and Marketing	214,257	296,934	39%
General and Administrative	526,561	960,183	82%
Depreciation and Amortization	2,553	2,676	5%
Research and Development	4,770	7,487	57%
Related Party Expenses	122	10,245	8298%
Total Operating Expenses	902,868	1,516,776	68%
Income (Loss) from Operations	(538,689)	(967,593)	N/M
Other (Income) Expense, net	2,879	(16,178)	N/M
Interest (Income) Expense, net	(477)	110	N/M
Net Income (Loss) Before Income Taxes	**(541,091)**	**(951,525)**	**N/M**
Income Tax Expense	-	2,358	N/M
Net Income (Loss)	**(541,091)**	**(953,883)**	**N/M**

	2020	2021
Total Revenue	**100%**	**100%**
Operating Expenses		
Cost of Revenue	42%	44%
Sales and Marketing	59%	54%
General and Administrative	145%	175%
Depreciation and Amortization	1%	0%
Research and Development	1%	1%
Related Party Expenses	0%	2%
Total Operating Expenses	248%	276%
Income (Loss) from Operations	-148%	-176%
Other (Income) Expense, net	1%	-3%
Interest (Income) Expense, net	0%	0%
Net Income (Loss) Before Income Taxes	**-149%**	**-173%**
Income Tax Expense	-	**0%**
Net Income (Loss)	**-149%**	**-174%**

($ in 000's)	2020	2021	% Variance
Stock Based Compensation Expense[1]			
Vested Class B Units & Change in Fair Value of Class B Liability Awards	475,202	934,993	97%
Profits distribution to Class B Unitholders included in stock based compensation expense	78,398	123,449	57%
Total Class B Stock Based Compensation Expense	**553,600**	**1,058,442**	**91%**
2021 Incentive Award Plan stock based compensation expense	-	**4,909**	**N/M**
Total Stock Based Compensation Expense	**553,600**	**1,063,351**	**92%**
Stock Based Compensation Line Item Summary[1]			
Cost of Revenue	102,736	171,804	67%
Sales and Marketing	10,567	48,098	355%
General and Administrative	440,297	843,449	92%
Total Stock Based Compensation Expense	**553,600**	**1,063,351**	**92%**

	2020	2021
Stock Based Compensation Line Item Summary[1]		
Cost of Revenue	28%	31%
Sales and Marketing	3%	9%
General and Administrative	121%	154%
Total Stock Based Compensation Expense	152%	194%

1. Stock-based compensation expense is primarily related to the Class B Units. Prior to the Transactions (as defined in our Annual Report on Form 10-K), the Class B Units were classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period, with the change in value being charged to stock-based compensation expense. Because the Class B Units were classified as liabilities on our consolidated balance sheet prior to the Transactions, all profits distributions made to the holders of the Class B Units were considered to be stock-based compensation expenses. Upon completion of the Transactions, all Class B Units fully vested as of the transaction date, and the original operating agreement was terminated and replaced by a new operating agreement consistent with the Company's Up-C structure. This new operating agreement does not contain the put and call options that existed under the previous operating agreement, and the Common Units are treated as common equity under the new operating agreement and do not generate stock-based compensation expense. Therefore, the Class B Units liability was reclassified to equity as of the transaction date and stock-based compensation expense associated with the Class B Units ceased after the transaction date.

29